Going Concern	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern
2.	GOING CONCERN

The current economic environment and conditions in the major segments of the Group’s operations create uncertainty about the level of demand for the Group’s products, the pricing of major products mined or manufactured by the Group and the availability of financing.

As of December 31, 2014, the Group was not in compliance with certain financial and non-financial covenants contained in the Group’s loan agreements relating to $6,378,459 of the Group’s debt. In addition, there was a default on payments of principal and interest to certain lenders and lessors. As of the date when the financial statements were issued, these breaches constitute an event of default and, as a result, the lenders can request accelerated repayment of a substantial portion of the Group’s long-term debt and lease liabilities. As of December 31, 2014, one of the Group’s lenders requested accelerated repayment of amounts due under the respective loan agreements. In February, 2015, one of the Group’s lessors requested accelerated repayment of amounts due under the lease agreements. As of the date when the financial statements were issued, the other lenders have not requested accelerated repayment but have the legal right to do so. As of December 31, 2014, the Group had $6,678,549 of loans repayable during 2015 including $4,297,512 of long-term debt classified as short-term liabilities as of that date because of the covenant violations. The Group does not have the resources to enable it to comply with such accelerated repayment requests immediately.

The Group’s total liabilities exceeded total assets by $2,644,671 as of December 31, 2014.

In addition to the extended maturity discussed above, the Group is negotiating with its creditors to refinance and amend the terms and conditions of its existing debt to extend maturities beyond December 31, 2015 and align the servicing of the debt with the projected cash flows to be generated by the Group in 2015 and onwards. Based on negotiations conducted to date, management believes that it will successfully refinance or restructure its short-term debt.

Additionally, the Group is included in the Russian Federation’s list of strategic businesses that are eligible for state financial support in the current economic environment. There is no assurance, however, as to how much state financial support, if any, may be received by the Group.

Management has concluded that the uncertainty about the Group’s refinancing and restructuring of its outstanding debt described above represents a material uncertainty that casts significant doubt upon the Group’s ability to continue as a going concern. Based on management’s plans as noted herein, management believes that the Group will secure adequate financing to continue in operational existence for the foreseeable future

The consolidated financial statements have been prepared assuming that the Group will continue as a going concern. Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might be needed if the Group is unable to continue as a going concern.